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                                                                    Exhibit 10.4

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of the ____ day of __________, 2005, by and among Confluence Acquisition Partners I, Inc., a Delaware corporation (the "Company"); and the undersigned parties listed under the designation "Holders" on the signature page hereto (each, a "Holder" and collectively, the "Holders").

      WHEREAS, the Holders currently hold all of the issued and outstanding securities of the Company;

      WHEREAS, the Holders and the Company desire to enter into this Agreement to provide the Holders with certain rights relating to the registration of shares of Common Stock held by them;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. The following capitalized terms used herein have the following meanings:

      "Agreement" means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

      "Blackout Period" means the period (a) beginning ninety (90) days prior to the date the Company expects to file a Registration Statement for a public offering (other than a registration statement relating to any employee benefit plan, or a registration statement related solely to stock issued upon conversion of debt securities) and, in the event no such Registration Statement is filed, ending on the earlier of ninety (90) days thereafter or the date that the Company no longer expects to file such Registration Statement, or, in the event such a Registration Statement is filed, ending on the last day of the distribution (as contemplated in Regulation M under the Securities Exchange
Act of 1934, as amended) of such public offering of securities; or (b) beginning on the date following a determination of the Company's board of directors made in the good faith judgement of such board of directors that it would be materially detrimental to the Company and its stockholders for such Registration Statement to be effected at such time, ending on the earlier of ninety (90) days thereafter or the date on which the Company's board of directors determines that it would no longer be materially detrimental to the Company and its stockholders for such Registration Statement to be effected at such time.

      "Business Combination" means a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business in the banking industry as more specifically described in the Company's registration statement on Form S-1, as amended, filed with the Commission in connection with the Company's Initial Public Offering.

      "Commission" means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

      "Common Stock" means the common stock, par value $0.01 per share, of the Company.

      "Company" is defined in the preamble to this Agreement.

      "Demand Registration" is defined in Section 2.1.1.

      "Demanding Holder" is defined in Section 2.1.1.

      "Effective Date" means the date of effectiveness of the registration statement filed with the Commission in connection with the Company's Initial Public Offering.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

      "Expiration Date" shall mean ___________, 2010.

      "Form S-3" is defined in Section 2.3.

      "Holder" is defined in the preamble to this Agreement.

      "Indemnified Party" is defined in Section 4.1.

      "Indemnifying Party" is defined in Section 4.3.

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      "Initial Public Offering" means the Company's initial public offering conducted in _____________, 2005 pursuant to the Securities Act.


      "Maximum Number of Shares" is defined in Section 2.1.4.

      "Notices" is defined in Section 6.3.

      "Piggy-Back Registration" is defined in Section 2.2.1.

      "Register," "registered" and "registration" mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

      "Registrable Securities" mean all of the shares of Common Stock owned or held by Holders or Transferees. Registrable Securities include any warrants, shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such shares of Common Stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; or (c) such securities shall have ceased to be outstanding. In addition, Registrable Securities shall not include any securities held by any Holder if such securities are then saleable under Rule 144 in the opinion of counsel to the Company.

      "Registration Statement" means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

      "Release Date" means the date on which shares of Common Stock are disbursed from escrow pursuant to Section 3 of that certain Stock Escrow Agreement dated as of ______, 2005 by and among the parties hereto and Continental Stock Transfer & Trust Company.

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

      "Transferee" or "Transferees" means the persons, trusts or entities to whom the Registrable Securities are transferred (i) by gift to a member of Holder's immediate family or to a trust, the beneficiary of which is a Holder or a member of a Holder's immediate family, (ii) by virtue of the laws of descent and distribution upon death of any Holder, (iii) pursuant to a qualified domestic relations order, or (iv) pursuant to a transfer of record ownership whereby there is no change in beneficial ownership.

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      "Underwriter" means a securities dealer who purchases any Registrable
Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

      "Warrants" means those warrants to purchase shares of Common Stock of the Company expiring five years from the Effective Date.

2. REGISTRATION RIGHTS.

      2.1 Demand Registration.

            2.1.1 Grant of Right. The Company, upon the delivery of the Initial Demand Notice (as defined below) of the Holder(s) of at least 51% (collectively, the "Demanding Holders") of the Registrable Securities (defined below), agrees to register (a "Demand Registration") on no more than two occasions, all or any portion of the Registrable Securities requested by the Demanding Holders in the Initial Demand Notice. With respect to such registration request, the Company will use its commercially reasonable efforts to file a Registration Statement covering the Registrable Securities as soon as reasonably practicable but no later than one hundred twenty (120) days after the Initial Demand Notice and, upon filing, use its commercially reasonable efforts to have such Registration Statement declared effective as soon as practicable thereafter; provided, that the Company shall be deemed to have complied with its obligation hereunder so long as it has made such commercially reasonable efforts; provided, further, that the Demanding Holders shall provide at least fifteen (15) business days notice to the Company that the Demanding Holders desire the Company commence the preparation of and effect the filing of a Registration Statement with the Commission as to the Registrable Securities (the "Initial Demand Notice"). Notwithstanding the foregoing, if the Company provides the Demanding Holders notice of a Blackout Period within seven (7) business days after it receives the Initial Demand Notice, then (x) the Company's obligation to take any action pursuant to this Section 2.1.1, including to file a Registration Statement covering the Registrable Securities, shall be suspended during the Blackout Period and (y) the Initial Demand Notice shall thereupon be deemed received, for purposes of determining the timing of any obligation of the Company under this
Section 2.1.1 to register the Registrable Securities, on the first business day immediately following the termination of such Blackout Period. An Initial Demand Notice shall be effective only if it is received by the Company during the period beginning on the Release Date and ending on the fifth anniversary thereof. The Company shall give written notice of its receipt of any Initial Demand Notice from any Holder(s) to all other registered Holders of the Registrable Securities within ten (10) business days from the date of receipt of any such Initial Demand Notice. Once made, a request for registration pursuant to an Initial Demand Notice provided in accordance with this Section 2.1.1 may not be revoked, except that such a request for registration pursuant to an Initial Demand Notice may be revoked (and shall not be deemed to have been made for purposes of determining the rights of the Holders under this Section 2.1) if
(i) the Demanding Holders have received a notice of a Blackout Period from the Company and (ii) the Demanding Holders provide written notice to the Company within ten (10) business days of receipt of any such notice of a Blackout Period requesting such revocation for the purpose of preserving the right to request registration pursuant to an Initial Demand Notice at a time subsequent thereto. For the avoidance of doubt, the Company may not delay the ability of the Demanding Holders to exercise their registration rights under this Agreement by way of giving notice of a Blackout Period more than once during any 12 month period, and any notice of a Blackout Period given by the Company to the Demanding Holders shall not be made within four months of any previous Blackout Period notice given by the Company.

            2.1.2 Effective Registration. A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto.

            2.1.3 Underwritten Offering. If a majority-in-interest of the Demanding Holders so elect and such Holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders shall

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enter into an underwriting agreement in customary form with the Underwriter or
Underwriters selected for such underwriting by a majority-in-interest of the Holders initiating the Demand Registration.

            2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other shareholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the "Maximum Number of Shares"), then the Company shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of shares of Registrable Securities which such Demanding Holder has requested be included in such registration, regardless of the number of shares of Registrable Securities held by each Demanding Holder) that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares have not been reached under the foregoing clauses (i), (ii), and (iii), the shares of Common Stock that other security holders desire to sell that can be sold without exceeding the Maximum Number of Shares.

            2.1.5 Withdrawal. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in this Section 2.1.

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      2.2 Piggy-Back Registration.

            2.2.1 Piggy-Back Rights. If at any time on or after the Release Date the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for shareholders of the Company for their account (or by the Company and by shareholders of the Company including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company's existing shareholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable but in no event less than ten (10) business days before the anticipated filing date,which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such Holders may request in writing within five business (5) days following receipt of such notice (a "Piggy-Back Registration"). The Company shall cause such Registrable Securities to be included in such registration and shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

            2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the Holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell, taken together with shares of Common Stock, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the Holders of Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the shares of Common Stock, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

                  (i) If the registration is undertaken for the Company's account: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) second, to the

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extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock, if any, including the Registrable Securities, as to which registration has been requested pursuant to written contractual piggy-back registration rights of security Holders (pro rata in accordance with the number of shares of Common Stock which each such person has actually requested to be included in such registration, regardless of the number of shares of Common Stock with respect to which such persons have the right to request such inclusion) that can be sold without exceeding the Maximum Number of Shares; and

                  (ii) If the registration is a "demand" registration undertaken at the demand of persons other than the Holders of Registrable Securities pursuant to written contractual arrangements with such persons, (A) first, the shares of Common Stock for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause
(A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the Registrable Securities as to which registration has been requested under this Section 2.2 and any Shares as to which registration has been requested pursuant to written contractual piggy-back registration rights which other securityholders desire to sell that can be sold without exceeding the Maximum Number of Shares (pro rata in accordance with the number of shares of Registrable Securities held by each such Holder).

            2.2.3 Withdrawal. Any Holder of Registrable Securities may elect to withdraw such Holder's request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company may also elect to withdraw a Registration Statement at any time prior to the effectiveness of the Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the Holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

      2.3 Registrations on Form S-3. The Holders of a majority in interest of Registrable Securities may at any time and from time to time, request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 or any similar short-form registration which may be available at such time ("Form S-3"); provided, however, that the Company shall not be obligated to effect such request through an underwritten offering. Upon receipt of such written request, the Company will promptly give written notice of the proposed registration to all other Holders of Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) business days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.3: (i) if Form S-3 is not

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available for such offering. Registrations effected pursuant to this Section
2.3 shall not be counted as a Demand Registration effected pursuant to Section 2.1.

3. CERTAIN AGREEMENTS RESPECTING REGISTRATIONS.

      3.1 Certain Registration Limitations and Procedures

            3.1.1 Limitations. Notwithstanding anything herein to the contrary, the Company shall not be obligated to effect any registration pursuant to
Section 2.1 of this Agreement if the Holders of the Registrable Securities, together with the Holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated or withdrawn.

            3.1.2 Copies. The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Holders of Registrable Securities included in such registration, and such Holders' legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the Holders of Registrable Securities included in such registration or legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders.

            3.1.3 Amendments and Supplements. Subject to the provisions of
Section 3.2 the Company shall use its commercially reasonable efforts to prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in

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compliance with the provisions of the Securities Act until all Registrable
Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of one hundred eighty (180) days plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court and any period of suspension pursuant to Section 3.2.1) or such securities have been withdrawn from such registration.

            3.1.4 Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) business days after such filing, notify the Holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such Holders promptly and confirm such advice in writing in all events within two (2) business days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the Holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the Holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such Holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such Holders or their legal counsel shall object.

      3.1.5 State Securities Laws Compliance. The Company shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or "blue sky" laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph 3.1.5 or subject itself to taxation in any such jurisdiction.

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            3.1.6 Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the Holders of Registrable Securities included in such Registration Statement. No Holder of Registrable Securities included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such Holder's organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such Holder's material agreements and organizational documents, and with respect to written information relating to such Holder that such Holder has furnished in writing expressly for inclusion in such Registration Statement.

            3.1.7 Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential Holders.

            3.1.8 Records. The Company shall make available for inspection by the Holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any Holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

            3.1.9 Delivery of Opinions and Other Documents. The Company shall furnish to each the Holders participating in any of the foregoing offerings, a signed counterpart, addressed to the participating Holders, of (i) an opinion of counsel to the Company, dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (ii) a "cold comfort" letter dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent registered public accountants who have issued a report on the Company's financial statements included in such Registration Statement, in each case covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

            3.1.10 Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the Registration

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Statement, which earnings statement shall satisfy the provisions of Section
11(a) of the Securities Act and Rule 158 thereunder.

            3.1.11 Listing. The Company shall use its commercially reasonable efforts to cause all Registrable Securities included in any Registration Statement to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the Holders of a majority of the Registrable Securities included in such registration.

      3.2 Obligation to Suspend Distribution. If after a Registration Statement relating to the registration of Registrable Securities under Section 2 has been declared effective ("Effective Registration Statement"), upon the good faith determination by the Board of Directors of the Company that it is reasonably necessary to suspend the use of such Effective Registration Statement or sales of Registrable Securities by Holders under such Effective Registration Statement, the Company may, upon written notice (a "Suspension Notice") to the Holders, direct the Holders to suspend the use of or sales under such Effective Registration Statement. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to take or cause to be taken such action as is necessary to permit resumed use of such Effective Registration Statement promptly following the cessation of the Suspension Event giving rise to such suspension so as to permit the Holders to resume use of and sales under such Effective Registration Statement as soon as practicable thereafter. Upon cessation of the Suspension Event giving rise to such suspension, the Company shall promptly provide the Holders with prompt written notice that the Suspension Event has ceased (an "End of Suspension Notice"). The Holders shall not effect any sales of the Registrable Securities pursuant to such Effective Registration Statement at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice. If so directed by the Company in a Suspension Notice, each Holder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in such Holder's possession, of any prospectuses covering the Registrable Securities at the time of receipt of such Suspension Notice.

      3.3 Registration Expenses. The Company shall bear all costs and expenses incurred by the Company in connection with any Demand Registration pursuant to
Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration on Form S-3 effected pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or "blue sky" laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) National Association of Securities Dealers, Inc. fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified registered public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); and (viii) the fees and expenses of any special experts retained by the Company in connection with such registration. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the Holders thereof, which underwriting discounts or selling commissions shall be borne by such Holders. Additionally, in an underwritten offering, all selling shareholders and the

Company shall bear the expenses of the underwriter pro rata in proportion to the respective amount of shares each is selling in such offering. The Holders of Registrable Securities shall bear all costs and expenses incurred by them in connection with any such registration except to the extent specifically provided in this Section 3.3.

      3.4 Information. The Holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to
Section 2 and in connection with the Company's obligation to comply with federal and applicable state securities laws.

4. INDEMNIFICATION AND CONTRIBUTION.

      4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder and each other Holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls a Holder and each other Holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, a "Holder Indemnified Party"), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and the Company shall promptly reimburse the Holder Indemnified Party for any legal and any other expenses reasonably incurred by such Holder Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling Holder expressly for use therein. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

      4.2 Indemnification by Holders of Registrable Securities. Each selling Holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling Holder, indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any), and each other person, if any, who controls such selling Holder or such underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling Holder expressly for use therein, and shall reimburse the Company, its directors and officers, and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling Holder's indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling Holder.

      4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the "Indemnified Party") shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the "Indemnifying Party") in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

      4.4   Contribution.

            4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section
4.4.1. The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such Holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.    UNDERWRITING AND DISTRIBUTION.

      5.1 Rule 144. The Company covenants that it shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the Holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended or interpreted from time to time, or any similar Rule or regulation hereafter adopted by the Commission.

6.    MISCELLANEOUS.

      6.1 Other Registration Rights. The Company represents and warrants that no person, other than the Holders of the Registrable Securities, persons who acquired the underwriters' unit purchase options in the Initial Public Offering and their respective transferees, has any right to require the Company to register any shares of the Company's capital stock for sale or to include shares of the Company's capital stock in any registration filed by the Company for the sale of shares of capital stock for its own account or for the account of any other person.

      6.2 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the Holders of Registrable Securities hereunder may be freely assigned or delegated by such Holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities by any such Holder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each Holder and Transferee. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Section 4 and this Section 6.2.

      6.3 Notices. All notices, demands, requests, consents, approvals or other communications (collectively, "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement, other than as expressly set forth in Section 2.1, shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by facsimile; provided, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day. Notice otherwise sent as provided herein shall be deemed given on the next business day following timely delivery of such notice to a reputable air courier service with a pre-paid order for next-day delivery.

            To the Company:

            Confluence Acquisition Partners I, Inc.
            12444 Powerscourt Drive
            Suite 225
            St. Louis, MO 63131
            Attn: John J. Klobnak, President

            with a copy to:

            Dilworth Paxson LLP
            1818 N Street, N.W.
            Suite 400
            Washington DC 20036
            Attn: Kathleen L. Cerveny, Esq.;

            To a Holder, to:

            The persons at the addresses set forth on Exhibit A hereto.

            with a copy to:

            Dilworth Paxson LLP                   Blank Rome LLP
            1818 N Street, N.W.                   1200 N. Federal Highway
            Suite 400                             Suite 417
            Washington DC 20036                   Boca Raton, FL  33432
            Attn: Kathleen L. Cerveny, Esq.       Attn: Bruce C. Rosetto, Esq.

      6.4 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

      6.5 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

      6.6 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

      6.7 Modifications and Amendments. No amendment, modification or termination of this Agreement shall be binding upon any party unless executed in writing by such party.

      6.8 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

      6.9 Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

      6.10 Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Holder or any other Holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

      6.11 Governing Law. This Agreement shall be governed by, interpreted under, and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed within the State of Delaware, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction.

      6.12 Waiver of Trial by Jury. Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the Holder in the negotiation, administration, performance or enforcement hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

                                   CONFLUENCE ACQUISITION PARTNERS I,
                                   INC., a Delaware corporation

                                   By: ________________________________________
                                       John J. Klobnak, Chief Executive Officer

                                   HOLDERS:

                                       ________________________________________
                                       John J. Klobnak

                                       ________________________________________
                                       B. Charles Bono Revocable Living Trust

                                       ________________________________________
                                       Robert W. May

                                       SV Life Sciences Advisers, Inc.

                                       By: ____________________________________

                                       Confluence Acquisition, LLC

                                       By: ______________________________
                                           John J. Klobnak, Manager

                                       Pequot Scout Fund, L.P.

                                       By: ____________________________________

                                       Pequot Mariner Master Fund, L.P.

                                       By: ____________________________________

                                       ________________________________________
                                       John A. Stiles

                                       ________________________________________
                                       Marc R. Sarni Revocable Trust

                                       ________________________________________
                                       Richard Lindstrom

                                       ________________________________________
                                       George Sertl

                                       ________________________________________
                                       James C. Wachtman

                                       ________________________________________
                                       David L. Gearhart

                                       ________________________________________
                                       Steven Oliveira

                                       ________________________________________
                                       James P. Delsing

                                       ________________________________________
                                       Todd Thomason

                                       ________________________________________
                                       Frank J. Bono

                                       ________________________________________
                                       Donald Strickland

                                       ________________________________________
                                       Stephen Roy

                                       ________________________________________
                                       Timothy Marlo

                                    EXHIBIT A

   HOLDER                                                NUMBER OF SHARES
   ------                                                ----------------
John J. Klobnak                                              325,000
229 N. Spoede Road
St. Louis, MO 63141

B. Charles Bono Revocable Living Trust                       325,000
1330 Dietrich Oaks Drive
Manchester, MO  63021

Robert W. May                                                325,000
2322 Picardy Place Drive
Chesterfield, MO 63017

SV Life Sciences Advisers, Inc.                              300,000
60 State Street, Suite 3650
Boston, MA 02109

Confluence Acq. LLC                                          225,000
229 N. Spoede Road
St. Louis, MO 63141

Pequot Scout Fund, L.P.                                      169,900
c/o Pequot Capital Mgmt.
500 Nyala Farm Road
Westport, CT 06880

Pequot Mariner Master Fund, L.P.                             105,100
c/o Pequot Capital Mgmt.
500 Nyala Farm Road
Westport, CT 06880

John A. Stiles                                                75,000
1242 Bardot Lane
St. Louis, MO 63146

Marc R. Sarni Revocable Trust                                 20,000
1032 Tidewater Peace Ct.
St. Louis, MO 63017

Richard Lindstrom                                             15,000
710 East 24th Street, Suite 106
Minneapolis, MN 55423

George Sertl                                                  15,000
10757 Forest Path
St. Louis, MO 63128

James C. Wachtman                                             15,000
330 Oakwood
St. Louis, MO 63319

David L. Gearhart                                             15,000
1220 S. Mason Road
Town & Country, MO 63131

Steven Oliveira                                               15,000
229 N. Spoede Road
St. Louis, MO 63141

James P. Delsing                                              10,000
229 N. Spoede Road
St. Louis, MO 63141

Todd Thomasson                                                10,000
8117 University Drive
Clayton, MO 63105

Frank J. Bono                                                 10,000
14618 Oak Orchard Court
Chesterfield, MO 63017

Donald Strickland                                             10,000
4306 West Pine Blvd.
St. Louis, MO 63108

Stephen Roy                                                    7,500
2 Berkshire Drive
St. Louis, MO 63117

Timothy Marlo                                                  7,500
12444 Powerscourt Drive
Suite 225
St. Louis, MO 63131